EXHIBIT 99.2

BLACK TUSK MINERALS INC.

(a Nevada corporation)

7425 Arbutus Street
Vancouver, BC V6P 5T2

SUBSCRIPTION AGREEMENT
for
7% CONVERTIBLE DEBENTURES

Instructions

ALL SUBSCRIBERS:

PLEASE COMPLETE AND SIGN TWO COPIES OF THE SUBSCRIPTION AGREEMENT

TENDER PAYMENT BY A CHECK PAYABLE TO THE ORDER OF “BLACK TUSK MINERALS INC.”

U.S. SUBSCRIBERS:

PLEASE COMPLETE AND SIGN TWO COPIES OF THE U.S. ACCREDITED INVESTOR CERTIFICATE (EXHIBIT A)

DELIVERY:

DELIVER THE SIGNED DOCUMENTS AND PAYMENT (IF NOT SENT BY WIRE TRANSFER) TO:

BY FACSIMILE: (604) 689-3454

BY ELECTRONIC MAIL: gavinroy@shawbiz.ca

WITH ORIGINALS BY MAIL TO:

BLACK TUSK MINERALS INC.
7425 Arbutus Street
Vancouver, BC V6P 5T2

February 2011

SUBSCRIPTION SHEET

The undersigned (the “Subscriber”) hereby irrevocably subscribes (the “Subscription”) for and agrees to purchase from Black Tusk Minerals Inc. (the “Corporation”) 7% Convertible Debentures of the Corporation (the “Debentures”) in the principal amount set forth in “Aggregate Subscription Amount” below.   The Debentures are convertible at the option of the holder into shares of common stock of the Corporation, par value $0.001 (a “Common Share”) at a conversion price of $0.05 per Common Share and one common share purchase warrant (a “Warrant”)  par value $0.001, each Warrant exercisable to acquire one share of common stock of the Corporation, par value $0.001 (“Warrant Share”) , at an exercise price $0.05 per Warrant Share until March 1, 2016 (collectively the Debentures, the Common Shares and the Warrants and the Warrant Shares are referred to herein as the “Securities”).  The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Debentures” including without limitation the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.  All figures are in United States Dollars unless otherwise specified.

If you are a “U.S. Purchaser”, complete and sign the U.S. Accredited Investor Certificate – Exhibit A.   A “U.S. Purchaser” is (a) any “U.S. person” as defined in Regulation S under United States Securities Act of 1933, as amended (the “U.S. Securities Act”), (b) any person purchasing securities for the account or benefit of any U.S. person or any person in the United States, (c) any person that receives or received an offer of the securities while in the United States, or (d) any person that is in the United States at the time their buy order was made or this subscription agreement was executed or delivered.

Subscription and Subscriber Information

Please print all information (other than signatures), as applicable, in the space provided below

Principal Amount of Debentures:
(Name of Subscriber)
=
Account Reference (if applicable):
By:	Aggregate Subscription Amount: US$ (insert total subscription amount in US$)
Authorized Signature

(Official Capacity or Title – if the Subscriber is not an individual)

     (Name of individual whose signature appears above if different than the name of the subscriber printed above.)

(Subscriber’s Address, including Municipality and Province)

S.I.N. or Taxation Account of Subscriber

(Telephone Number) (Email Address)

If the Subscriber is signing as agent for a principal (beneficial purchaser) and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:

 (Name of Principal)

(Principal’s Address)

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Account Registration Information: (Name) (Account Reference, if applicable) (Address, including Postal Code)	Delivery Instructions as set forth below: (Name) (Account Reference, if applicable) (Address) (Contact Name) (Telephone Number)

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TERMS AND CONDITIONS

1.    Debenture Subscription:  The Subscriber irrevocably subscribes for and agrees to purchase from the Corporation, Debentures, as part of an offering of Debentures (the “Private Placement”), for the Aggregate Subscription Amount set out above in the Subscription Sheet above.  The Debentures are convertible at the option of the holder into Common Shares at a conversion price of  $0.05 per Common Share and one Warrant for each US$0.05 of the Aggregate Subscription Amount. Each Warrant shall be exercisable at an exercise price of $0.05 until March 1, 2016.  The Debenture Certificates will be in substantially the form attached hereto as Exhibit B.  The Warrant will be in substantially the form attached hereto as Exhibit C. The Subscription is subject to the following terms and conditions:

a.           Tender of Aggregate Subscription Amount:  Subscriber tenders to the Corporation the Aggregate Subscription Amount by a check payable to the order of “Black Tusk Minerals Inc.”

b.           Closing:  Upon receipt by the Corporation of the Purchase Price, the closing (the “Closing”) shall occur prior to 12:00 p.m. on February 4, 2010, or such other date as may be determined by the Corporation, at 7425 Arbutus Street, Vancouver, British Columbia, V6P 5T2 (the "Closing Date").  All funds will be delivered to the Corporation.  The Securities subscribed for herein will not be deemed issued to, or owned by, the Subscriber until the Subscription Agreement has been executed by the Subscriber and countersigned by the Corporation, and all payments required to be made herein have been made.  The Closing is subject to the fulfillment of the following conditions (the “Conditions”) which Conditions the Corporation and the Subscriber covenant to exercise their reasonable best efforts to have fulfilled on or prior to the Closing Date:

(i)	the Subscriber shall have tendered the Aggregate Subscription Amount to the Corporation;

(ii)
all relevant documentation and approvals as may be required by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules shall have been obtained and, where applicable, executed by or on behalf of the Subscriber;

(iii)	the Corporation shall have authorized and approved the execution and delivery of this Subscription Agreement (“Agreement’) and the issuance, allotment and delivery of the Securities;

(iv)
the Corporation  and the Subscriber  shall have complied with its covenants contained in this Agreement to be complied with prior to Closing, and the Corporation for the benefit of the Subscriber shall have delivered a Certificate of a senior officer of the Corporation (acting without personal liability) to that effect to the Subscriber; and

(v)	the representations and warranties of the Corporation and the Subscriber set forth in this Agreement shall be true and correct as of the Closing Date.

c.           Issuance of Securities:  Within five (5) days after the Closing Date, the Corporation will deliver the certificates representing the Debentures subscribed for to the Subscriber at the address set forth in the registration instructions set forth on the signature page (unless Subscriber otherwise instructs the Corporation in writing).

2.    Representations and Warranties: Subscriber hereby represents and warrants to the Corporation that:

a.
SUBSCRIBER UNDERSTANDS THAT THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD ABSENT SUCH REGISTRATION OR AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS AND THE

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SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY.  THE SUBSCRIBER UNDERSTANDS AND AGREES THAT THE SECURITIES ARE BEING OFFERED AND SOLD TO THE PURCHASER IN RELIANCE UPON APPLICABLE EXEMPTIONS PROVIDED UNDER RULE 903 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR RULE 506 OF REGULATION D AND/OR SECTION 4(2) UNDER THE U.S. SECURITIES ACT;

b.
Subscriber is not an underwriter and Subscriber acquired the Securities solely for investment for its own account and not with a view to, or for, resale in connection with any distribution of securities within the meaning of the U.S. Securities Act; and the Securities are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the Securities for which it hereby subscribes, or any part thereof; and it understands that the legal consequences of the foregoing representations and warranties to mean that it must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under the U.S. Securities Act, and, therefore, may be resold only if registered under the U.S. Securities Act or if an exemption from such registration is available;

c.
Subscriber understands the speculative nature and risks of investments associated with the Corporation, and confirms that the Securities would be suitable and consistent with its investment program and that its financial position enables Subscriber to bear the risks of this investment, and that there may not be any public market for the Securities;

d.
the Securities subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, except in compliance with the U.S. Securities Act and applicable state securities laws.  The Subscriber acknowledges that the Securities are “restricted securities,” as such term is defined under Rule 144 of the U.S. Securities Act, and may not be offered, sold, transferred, pledged, or hypothecated to any person in the absence of registration under the U.S. Securities Act or an opinion of counsel satisfactory to the Corporation that registration is not required and in accordance with all applicable state securities laws.  Without limiting the generality or application of any other covenants, representations, warranties or acknowledgements of the Subscriber respecting resale of the Securities, if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

(i)	the sale is to the Corporation;

(ii)	the sale is made outside the United States in a transaction satisfying the requirements of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)
the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities laws and the Subscriber has, prior to such sale, furnished to the Corporation an opinion of counsel to that effect, which opinion and counsel shall be  reasonably satisfactory to the Corporation;

(iv)
the Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of the Securities, and it has prior to such sale furnished to the Corporation an opinion of counsel to that effect, which opinion and counsel shall be  reasonably satisfactory to the Corporation; or

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(v)
the Securities are registered under the U.S. Securities Act and any applicable state laws and regulations governing the offer and sale of such Securities, and the Subscriber understands that the Corporation may instruct its registrar and transfer agent not to record any transfer of the Securities without first being notified by the Corporation that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the U.S. Securities Act and applicable state securities laws;

e.
Subscriber understands that the Corporation is under no obligation to register the Securities or seek an exemption under the U.S. Securities Act or any applicable state laws for the Securities, or to cause or permit the Securities to be transferred in the absence of any such registration or exemption, and understands that Subscriber must hold the Securities indefinitely unless the Securities are subsequently registered under U.S. Securities Act and applicable state securities laws or an exemption from registration is available.

f.
At the time of subscription, Subscriber reviewed the economic consequences of the purchase of the Securities with its attorney and/or other financial advisor, was afforded access to the books and records of the Corporation, conducted an independent investigation of the business of the Corporation, and was fully familiar with the financial affairs of the Corporation.   Subscriber consulted with its counsel with respect to the U.S. Securities Act and applicable federal and state securities laws. The Corporation has not provided the Subscriber with any representations, statements, or warranties as to the Securities.  Subscriber has had access to the Corporation’s periodic public filings with the United States Securities and Exchange Commission (“the “SEC”) available electronically on EDGAR at www.sec.gov and has been provided a copy of such filings if so requested.

g.
Subscriber had the opportunity to ask questions of the Corporation and receive additional public information from the Corporation to the extent that the Corporation possessed such information, or could acquire it without unreasonable effort or expense, necessary to evaluate the merits and risks of an investment in the Corporation.

h.
Subscriber confirms that (i) it is able to bear the economic risk of the investment, (ii) it is able to hold the Securities for an indefinite period of time, (iii) it is able to afford a complete loss of its investment and that it has adequate means of providing for its current needs and possible personal contingencies, and that it has no need for liquidity in this investment, (iv) this investment is suitable for Subscriber based upon his investment holdings and financial situation and needs, and this investment does not exceed ten percent of Subscriber’s net worth, and (v) Subscriber by reason of its business or financial experience could be reasonably assumed to have the capacity to protect its own  interests  in connection with this investment.

i.
The Subscriber has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

j.	Unless the Subscriber has completed and delivered a U.S. Accredited Investor Certificate (Exhibit A), the Subscriber represents and acknowledges that:

(i)
it is not a “U.S. person”, as defined in Regulation S under the U.S. Securities Act (which definition includes but is not limited to (A) any individual resident in the United States, (B) any partnership or corporation organized or incorporated under the

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laws of the United States, (C) any partnership or corporation formed by a U.S. person under the laws of any foreign jurisdiction principally for the purpose of investing in securities not registered under the U.S. Securities Act, or (D) any estate or trust of which any executor, administrator or trustee is a U.S. person), and is not purchasing the Securities for the account or benefit of a “U.S. person” or person in the United States;

(ii)
Subscriber was not offered any of the Securities in the United States, did not receive any materials relating to the offer of the Securities in the United States, and did not execute this Agreement or any other materials relating to the purchase of the Securities in the United States;

(iii)	Subscriber is not purchasing the Debentures as the result of any directed selling efforts (as defined in Rule 902(c) of the U.S. Securities Act);

(iv)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act; and

(v)
Subscriber has no intention to distribute either directly or indirectly any of the Securities in the United States, except in compliance with the U.S. Securities Act and any applicable state securities laws;

k.	the Certificates representing the Securities delivered pursuant to this Subscription shall bear a legend in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.”

if the certificates representing the Securities have been held for a period of at least six months and if Rule 144 under the U.S. Securities Act is applicable (there being no representations by the Corporation that Rule 144 is applicable), then the undersigned may make sales of the Securities only under the terms and conditions prescribed by Rule 144 of the U.S. Securities Act or other exemptions therefrom.  The Company shall use commercially reasonable efforts to cause its legal counsel to deliver an opinion or such other documentation as may reasonably be required to effect sales of the Securities under Rule 144;

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l.
Subscriber consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described herein;

m.
Subscriber acknowledges that the Warrants may not be exercised by or for the account or benefit of a U.S. Person or a person in the United States unless the Warrants and the Warrant Shares issuable upon exercise of the Warrants are registered under the U.S. Securities Act and the securities laws of all applicable states or an exemption is available from the registration requirements of such laws, and the holder has furnished an opinion of counsel satisfactory to the Corporation to such effect; provided that in the case of a Subscriber who delivers the U.S. Accredited Investor Certificate attached as Exhibit A hereto in connection with its purchase of Units pursuant to the Private Placement, the Subscriber will not be required to deliver an opinion of counsel in connection with the due exercise of the Warrants at a time when the representations, warranties and covenants made by the Subscriber therein remain true and correct;

n.
Subscriber has no knowledge of a “material fact” or “material change” (as those terms are defined in the U.S. federal and state securities laws) in respect of the Corporation that has not been generally disclosed to the public;

o.           if Subscriber is:

(i)
a corporation, Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Debentures as contemplated herein and to carry out and perform its obligations under the terms of this Agreement;

(ii)
a partnership, syndicate or other form of unincorporated organization, Subscriber has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, Subscriber is of full age of majority and is legally competent to execute this Agreement and to observe and perform his or her covenants and obligations hereunder;

p.
the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms or provisions of any law applicable to, or the constating documents of, Subscriber or of any agreement, written or oral, to which Subscriber may be a party or by which it is or may be bound;

q.
Subscriber acknowledges that if the Corporation is deemed to be a “shell company” as that term is defined under the U.S. Securities Act, then the applicable hold period of the Company’s securities under Rule 144 of the U.S. Securities Act will be one year from the date the Company ceases to be a “shell company” and files Form 10 type information with the SEC;

r.
in connection with Subscriber’s subscription, Subscriber has not relied upon the Corporation for investment, legal or tax advice, and has in all cases sought or elected not to seek the advice of Subscriber’s own personal investment advisers, legal counsel and tax advisers;

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s.
that the funds representing the Subscription Price which will be advanced by Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and Subscriber acknowledges that the Corporation may in the future be required by law to disclose Subscriber's name and other information relating to the subscription agreement and Subscriber's subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act.  No portion of the Subscription Price to be provided by Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by Subscriber, and it shall promptly notify the Corporation if Subscriber discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith;

t
Subscriber acknowledges and agrees that upon the original issuance of the Warrants, and until such time as it is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates representing the Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.  “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT”; and

u.
Subscriber acknowledges that the representations, warranties and covenants contained in this Agreement are made by it with the intent that they may be relied upon by the Corporation in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Securities. It agrees that by accepting Securities it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Securities and shall continue in full force and effect notwithstanding any subsequent disposition by it of such Securities.

All information which the Subscriber has provided concerning the Subscriber is correct and complete as of the date set forth below, and if there should be any change in such information prior to the acceptance of this Agreement by the Corporation, the Subscriber will immediately provide such information to the Corporation.

3.    Corporation Representations, Warranties and Covenants.   The Corporation represents, warrants  and covenants (and acknowledges that the Subscriber is relying on such representations, warranties and covenants) that, at the Closing Date:

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a.
each of the Corporation and each of its subsidiaries is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction of incorporation, and the Corporation has no subsidiaries other than as set forth in the Corporation’s annual report on Form 10-K for the year ended May 31, 2010;

b.
each of the Corporation and each of its subsidiaries is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where so required by the laws of that jurisdiction;

c.
the Corporation will reserve or set aside sufficient shares of common stock in its treasury to issue the Common Shares issuable upon conversion of the Debentures, and all such Securities will upon payment of the recited consideration and issuance be duly and validly issued as fully paid and non-assessable;

d.
the issue and sale of the Securities by the Corporation does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Corporation is a party;

e.	the Corporation has complied and will comply fully with the requirements of all applicable corporate and securities laws in all matters relating to the offering of the Debentures;

f.
there are no legal or governmental actions, suits, proceedings or investigations pending or, to the Corporation’s knowledge, threatened, to which the Corporation or any of its subsidiaries is or may be a party or of which property owned or leased by the Corporation or any of its subsidiaries is or may be the subject, or related to environmental, title, discrimination or other matters, which actions, suits, proceedings or investigations, individually or in the aggregate, could have a material adverse effect on the Corporation;

g.
there are no judgments against the Corporation or any of its subsidiaries, if any, which are unsatisfied, nor is the Corporation or any of its subsidiaries, if any, subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body;

h.
this Agreement has been duly authorized, executed and delivered by the Corporation and constitutes a valid and legally binding obligation of the Corporation enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

i.	the Corporation’s shares of common stock are quoted for trading on the Financial Regulatory Authority’s over-the-counter electronic bulletin board (the “OTCBB”),

j.
no order ceasing, halting or suspending trading in securities of the Corporation nor prohibiting the sale of such securities has been issued to and is outstanding against the Corporation or its directors, officers or promoters, and, to the best of the Corporation’s knowledge, no investigations or proceedings for such purposes are pending or threatened;

k.
no person, firm or corporation acting or purporting to act at the request of the Corporation is entitled to any brokerage, agency or finder’s fee in connection with the purchase and sale of the Securities described herein;

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l.	the Corporation is a "reporting issuer" under section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is not in default of any of the requirements of the 1934 Act;

m.
as of their respective filing dates, each report, schedule, registration statement and proxy filed by the Corporation with the United States Securities and Exchange Commission (“SEC”) (each, an “SEC Report” and collectively, the “SEC Reports”) (and if any SEC Report filed prior to the date of this Agreement was amended or superseded by a filing prior to the date of this Agreement, then also on the date of filing of such amendment or superseding filing), where required, were prepared in all material respects in accordance with the requirements of the U.S. Securities Act, or the 1934 Act, as the case may be, and the rules and regulations promulgated under such Acts applicable to such SEC Reports;

n.
the Corporation has established on its books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Corporation or its subsidiaries, if any, except for taxes not yet due, and there are no audits of any of the tax returns of the Corporation which are known by the Corporation’s management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Corporation;

o.	the Corporation is not an "investment company" within the meaning of the Investment Company Act of 1940;

p.
neither the Corporation nor any of its affiliates, nor any person acting on its or their behalf (i) has made or will make any “directed selling efforts” (as such term is defined in Regulation S of the U.S. Securities Act) in the United States, or (ii) has engaged in or will engage in any form of “general solicitation” or “general advertising” (as such terms are defined in Rule 502 (c) under Regulation D of the U.S. Securities Act) in the United States with respect to offers or sales of the Securities;

q.
the Corporation  has not, for a period of six months prior to the date hereof, sold, offered for sale or solicited, and will not for a period of six months after the Closing Date, offer, sell or solicit, any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Securities and would cause the exemption from registration set forth in Rule 506 of Regulation D or Rule 903 of Regulation S of the U.S. Securities Act to become unavailable with respect to the offer and sale of the Securities; and

r.	the warranties and representations in this section are true and correct and will remain so as of the Closing Date.

4.  Indemnity

a.
For a period of two years from the Closing Date, the Corporation agrees to indemnify and hold harmless each Subscriber, their respective officers, directors, employees, partners, legal counsel and accountants from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which such Subscriber or such other indemnified person may become subject  (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of the representations or warranties provided by the Corporation in this Agreement.

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b.
For a period of two years from the Closing Date, Subscriber agrees to indemnify and hold harmless the Corporation, its respective officers, directors, employees, partners, legal counsel and accountants from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which the Corporation or such other indemnified person may become subject  (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of the representations or warranties provided by Subscriber in this Agreement.

5.  Governing Law:  This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives.  The laws of the State of Washington shall govern the rights of the parties as to this Agreement.

6.  Nonassignability:   Except as otherwise expressly provided herein, this Agreement may not be assigned by Subscriber.

7.  Entire Agreement:  This instrument contains the entire agreement among the parties with respect to the acquisition of the shares and the other transactions contemplated hereby, and there are no representations, covenants or other agreements except as stated or referred to herein.

8.  Amendment: This Agreement may be amended or modified only by a writing signed by the party or parties to be charged with such amendment or modification.

9.  Binding On Successors: All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and legal representatives.

10.  Titles: The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

11.  Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed an original and all of which taken together shall constitute one and the same document, notwithstanding that all parties are not signatories to the same counterpart.

12.  Severability:  The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

13.  Disclosure Required Under State Law: The offering and sale of the Securities is intended to be exempt from registration under the securities laws of certain states. Subscribers who reside or purchase the Securities may be required to make additional disclosures by the securities laws of various states and agrees to provide such additional disclosures as requested by the Corporation upon written request.

14.  Notices: All notes or other communications hereunder (except payment) shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, or by Express Mail Service or similar courier, addressed as follows:

If to Subscriber:                           At the address designated on the signature page of this Agreement.

Subscription Agreement - 12 of 14

If to the Corporation:	Black Tusk Minerals Inc.. 7425 Arbutus Street Vancouver, British Columbia, V6P 5T2 Fax: 604-689-3454 Attn: Gavin Roy

With a Copy to:	Dorsey & Whitney LLP Brookfield Place, Canada Trust Tower 161 Bay Street, Suite 4310 Toronto, Ontario, M5J 2S1 Fax: (416) 367-7371 Attention: Kenneth G. Sam

17.           Time of the Essence:  Time shall be of the essence of this Agreement in all respects.

18.           Facsimile and Counterpart Subscriptions:  The Corporation shall be entitled to rely on delivery of a facsimile copy of this Agreement executed by the subscriber, and acceptance by the Corporation of such executed Agreement shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. In addition, this Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

19.           Future Assurances:  Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the Closing, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

Subscription Agreement - 13 of 14

SUBSCRIBER HEREBY DECLARES AND AFFIRMS THAT IT HAS READ THE WITHIN AND FOREGOING SUBSCRIPTION AGREEMENT, IS FAMILIAR WITH THE CONTENTS THEREOF AND AGREES TO ABIDE BY THE TERMS AND CONDITIONS THEREIN SET FORTH, AND KNOWS THE STATEMENTS THEREIN TO BE TRUE AND CORRECT.

******

IN WITNESS WHEREOF, Subscriber executed this Agreement this                               day of February, 2011.

SUBSCRIBER:

By:*
Title:

Registration and Delivery Instructions:

(Address)

*	By the foregoing signature, I hereby certify to Black Tusk Minerals Inc.. that I am duly empowered and authorized to provide the foregoing information.

This Subscription Agreement is hereby accepted by the Corporation this ____ day of February, 2011.

Black Tusk Minerals Inc.

By: ____________________________ Title: ____________________________

Subscription Agreement -  14 of 14

Exhibit A

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:           BLACK TUSK MINERALS INC.

The Subscriber understands and agrees that the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or applicable state securities laws, and the Securities are being offered and sold to the Subscriber in reliance upon Rule 506 of Regulation D and/or Section 4(2) under the U.S. Securities Act.

Capitalized terms used in this Exhibit A and defined in the Agreement to which the Exhibit A is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned (the “Subscriber”) represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a)
it is purchasing the Securities for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Securities has any intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that this paragraph shall not restrict the Subscriber from selling  or otherwise disposing of any of the Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)
it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Securities is a U.S. accredited investor that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D of the U.S. Securities Act, as  indicated below (the Subscriber must initial “SUB” for the Subscriber, and “BP” for each Beneficial Purchaser, if any, on the appropriate line(s)):

_______	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_______	Category 4.	An insurance company as defined in Section 2(13) of the U.S. Securities Act; or

_______	Category 5.	An investment company registered under the United States Investment Corporation Act of 1940; or

_______	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Corporation Act of 1940; or

Exhibit A - 1

_______	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_______	Category 8.
A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

_______	Category 9.
An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_______	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_______	Category 11.
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

_______	Category 12.	Any director or executive officer of the Issuer; or

_______	Category 13.
A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds U.S. $1,000,000 (Note: The value of an individual's primary residence may not be included in this net worth calculation, and any indebtedness in excess of the value of an individual's primary residence should be considered a liability and should be deducted from an individual's net worth); or

_______	Category 14.
A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_______	Category 15.
A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

_______	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

Exhibit A - 2

Dated this  _____ day of February, 2011.

If a Corporation, Partnership or Other Entity: Name of Entity Type of Entity Signature of Person Signing Print or Type Name and Title of Person Signing	If an Individual: Signature Print or Type Name

Exhibit A - 3

Exhibit B

Form of Debenture Certificate

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

7% CONVERTIBLE DEBENTURES

No: 2011 CD - 00● US$ _________	February 4, 2011

For value received, Black Tusk Minerals Inc., a Nevada corporation (the “Company”), promises to pay to [name], [address] (the “Holder”), the principal sum of $[amount], Interest shall accrue from the date of this Convertible Debenture (this “Debenture”) on the unpaid principal amount at a rate equal to seven percent (7%) per annum, compounded annually.  This Debenture is subject to the following terms and conditions.

1.           Maturity.  Unless converted as provided in Section 2, this Debenture will automatically mature and be due and payable on the earlier of:  (a) March 1, 2016 or (b) the Company closes an Acquisition Transaction (the “Maturity Date”). Subject to Section 2 below, interest shall accrue on this Note but shall not be due and payable until the Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal sum of this Note, together with accrued and unpaid interest thereon, shall become immediately due and payable upon the insolvency of the Company, the commission of any act of bankruptcy by the Company, the execution by the Company of a general assignment for the benefit of creditors, the filing by or against the Company of a petition in bankruptcy or any petition for relief under the federal bankruptcy act or the continuation of such petition without dismissal for a period of ninety (90) days or more, or the appointment of a receiver or trustee to take possession of the property or assets of the Company.

2.           Conversion; Payment; Etc.

(a)           This Debenture shall be convertible at any time, in whole or in part, at the option of the Holder, into such number of fully paid and nonassessable shares of Common Stock of the Company (“Common Stock”) and warrants (collectively “Units”), as is determined by dividing (i) the entire principal amount of, and at the Holder’s option accrued interest on, this Note on the date of such

Exhibit B - 1

optional conversion, by (ii) a conversion price of US$0.05 per unit. Each warrant shall be exercisable to acquire one share of common stock of the Corporation (“Warrant Share”), at an exercise price $0.05 per Warrant Share until March 1, 2016, and shall be represented by a certificate substantially in the form attached as Exhibit C to the subscription agreement under which this debenture was issued.

(b)           The conversion price shall be subject to adjustment from time to time as hereinafter provided in this Section 2(b):

(i)
If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, the conversion price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

(ii)
If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company’s Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this debenture and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to Holder if Holder had exercised this debenture and had received such shares of Common Stock immediately prior to such reorganization, reclassification, consolidation, merger or sale.  The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

(c)           No fractional shares of the Company’s capital stock will be issued upon conversion of this Debenture.  In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder in cash the amount of the unconverted principal and interest balance of this Debenture that would otherwise be converted into such fractional share.  Upon conversion of this Debenture pursuant to this Section 2, the Holder shall surrender this Debenture, duly endorsed, at the principal offices of the Company or any transfer agent of the Company.  At its expense, the Company will, as soon as practicable thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Debenture, including a check payable to the Holder for any cash amounts payable as described herein.  Upon conversion of this Debenture and the deliveries required pursuant to this Section 2 in connection with such conversion, the Company will be forever released from all of its obligations and liabilities under this Debenture with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

Exhibit B -  2

Notwithstanding any other provision hereof, no Holder shall convert this Debenture or any portion thereof, if as a result of such conversion the holder would then become a “beneficial owner” (as determined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 4.99% or more of the issued and outstanding Common Stock.  For greater certainty, the Debenture shall not be convertible by the Holder to the extend that, if, after giving effect to such conversion, the holder of such securities, together with its affiliates, would in aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 4.99% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such conversion.

(d)           Payment of Interest.  Upon conversion of the entire principal amount of this Debenture into the Company’s capital stock, any interest accrued on this Debenture that is not by reason of Section 2 hereof simultaneously converted into Common Stock shall be immediately paid to the Holder.

(e)           Payment.  All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company.  Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.  This Debenture may not be prepaid at any time without the prior written consent of the Holder.

3.           Due on Sale Clause.   The Holder shall have the right, at its sole option, to declare this Note immediately due and payable irrespective of the Maturity Date specified herein, upon the following events:

(a) Ten business days prior to the effective date of any Change of Control Transaction undertaken without the prior written consent of the Holder, which consent the Holder shall have no obligation to give.  A “Change of Control Transaction” means (i) any sale of equity securities or securities convertible into equity securities of the Company; (ii) any merger, consolidation, statutory share exchange or acquisition transaction involving the Company or any material subsidiary of the Company; (iii) any sale of substantially all of the assets of the Company or any material subsidiary of the Company; or (iv) any similar transaction involving the issuance, cancellation or restructuring of equity securities of the Company unless, following the completion of such transaction, the then existing shareholders of Company own or control, directly or indirectly, at least 50% of the voting power or liquidation rights of Company or the successor of such merger, consolidation or statutory share exchange.  In the event of a contemplated Change of Control Transaction, the Company shall provide the Holder at least Fifteen business days prior to the effective date of any Change of Control Transaction, except as may otherwise be prohibited by law.

Exhibit B - 3

4.           Transfer; Successors and Assigns.

(a)             The terms and conditions of this Debenture shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  This Debenture may be transferred, or divided into two or more Debentures of smaller denomination, subject to the following conditions.  The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Debenture of such Holder’s intention to do so, describing briefly the manner of the proposed transfer.  Promptly upon receiving such written notice, the Company shall present copies thereof to the Company’s counsel.  If in the opinion of the Company’s counsel the proposed transfer may be effected without constituting a violation of the applicable U.S. state or federal securities laws, then the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Note, provided that an appropriate legend may be endorsed on this Debenture respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of  such securities laws or adversely affect the exemptions relied upon by the Company.  To such effect, the Company may request that the intended transferee execute an investment letter satisfactory to the Company and its counsel.

(b)           A register of the issuance and transfer of this Debenture shall be kept at the office of the Company, and this Debenture may be transferred only on the books of the Company maintained at its office.  Each transfer shall be in writing signed by the then registered Holder hereof or the Holder’s legal representatives or successors, and no transfer hereof shall be binding upon the Company unless in writing and duly registered on the register maintained at the Company’s office.  Upon transfer of this Debenture, the transferee, by accepting the Debenture, agrees to be bound by the provisions, terms, conditions and limitations of this Debenture.

(c)           If in the opinion of the counsel referred to in this Section 4, the proposed transfer or disposition of the Debenture described in the Holder’s written notice given pursuant to this Section 4 may not be effected without registration or without adversely affecting the exemptions relied upon by the Company, the Company shall promptly give written notice to the Holder and the Holder will limit its activities and restrict its transfer accordingly.

5.           Governing Law.  This Debenture and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

6.           Notices.  Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or seventy-two (72) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth herein or as subsequently modified by written notice.

7.           Amendments and Waivers.  Any term of this Debenture may be amended only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 7 shall be binding upon the Company, the Holder and each transferee of the Debenture.

Exhibit B - 4

Company hereby waives presentment for payment, notice of dishonor, protest and notice of protest.  If this Note is not paid when due, the Company agrees to pay all costs of collection, including reasonable attorneys’ fees.

THIS DEBENTURE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON.

Black Tusk Minerals Inc.

By: ____________________________ Title: ____________________________

Address: 7425 Arbutus Street, Vancouver, B.C. V6P 5T2

Exhibit B - 5

Exhibit C

Form of Warrant Certificate

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.  “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

WARRANTS

BLACK TUSK MINERALS INC .

(A Nevada Corporation)
Certificate Number: 2011 Series A - 000	Warrants representing the Right to Purchase «Number» Common Shares

WARRANTS FOR PURCHASE OF COMMON SHARES

THIS IS TO CERTIFY THAT, for value received «Name», «Address» (hereinafter called the “holder”) is entitled to subscribe for and purchase «Number» fully paid and non-assessable common shares (“Common Shares”) in the capital of Black Tusk Minerals Inc.. (hereinafter called the “Company”) at any time on or before 5:00 PM (PST) on  [five years from Closing] at a price of $0.05 per Common Share, subject to adjustment and to the provisions and terms and conditions herein set forth.  The Warrants will be void and of no value after 5:00 PM (PST) on  [five years from Closing] (the “Expiry Time”).

Exhibit C - 1

The Warrants and the Common Shares issuable upon exercise hereof have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States.  The Warrants may not be exercised in the United States or by or for the account or benefit of a U.S. Person or a person in the United States and the underlying Common Shares may not be delivered within the United States unless the underlying Common Shares to be delivered upon exercise of these Warrants have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and the holder has delivered to the Company an opinion of counsel in form and substance satisfactory to the Company to such effect.  “United States” and “U.S. Person” are used herein as such terms are defined by Regulation S under the U.S. Securities Act.

The rights to acquire Common Shares granted by this certificate (the “Warrant Certificate”) may be exercised by the holder, subject to the terms and conditions hereof, in whole or in part (but not as to a fractional Common Share), by surrender of this Warrant Certificate and the duly completed and executed Exercise Form attached hereto as Appendix A to the offices of the Company located at 7425 Arbutus Street, Vancouver, BC V6P 5T2, accompanied by a certified cheque, bank draft or money order payable in lawful money of the United States to or to the order of the Company in payment of an amount equal to the purchase price of the number of Common Shares for which Warrants are then exercised.  See attached Appendix C for instructions on how to exercise Warrants represented by this Warrant Certificate.

Surrender of this Warrant Certificate and the duly completed Exercise Form with payment of the purchase price as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Company at the offices of the Company.

In the event of any exercise of the rights represented by this Warrant Certificate, certificates representing the Common Shares so subscribed for shall be delivered to the holder at the address specified in the Exercise Form within a reasonable time, not exceeding five days after the rights represented by this Warrant Certificate have been so exercised.  If fewer Common Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, unless the Warrants have expired, a new warrant certificate granting the right to acquire that number of Common Shares, if any, with respect to which the Warrants have not then been exercised shall also be issued to the holder within such time.  The Company shall not be required to issue fractional Common Shares upon the exercise of all or any part of the Warrants and the holder will not be entitled to a cash payment in lieu of any such fractional interest.

The Warrants represented by this Warrant Certificate may only be exercised by or for the account or benefit of a holder who, at the time of exercise, either:

a.
represents to the Company, pursuant to subparagraph 1 of the attached Exercise Form, that (i) at the time of exercise of the Warrants the holder is not within the United States, (ii) the holder is not exercising the Warrants for the account or benefit of a U.S. Person or person in the United States, and (iii) the delivery of the underlying Common Shares will not be to an address in the United States;

b.
represents to the Company, pursuant to subparagraph 2 of the attached Exercise Form, that (i) the holder is a U.S. Purchaser (as such term is defined in the subscription agreement pursuant to which the holder purchased the Warrants from the Company (the “Subscription Agreement”), (ii) the holder was the original subscriber for the Warrants from the Company, and (iii) the representations, warranties and covenants set forth in the Subscription Agreement are true and correct on the date of exercise, including specifically the representations and warranties in Schedule A to the Subscription Agreement; or

c.
provides, pursuant to subparagraph 3 of the attached Exercise Form, a written opinion of counsel satisfactory to the Company that the Common Shares to be delivered upon exercise of the Warrants have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or are exempt from such registration requirements.

Exhibit C - 2

Unless the Common Shares issuable upon the exercise of the Warrants are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States and the holder has provided a written opinion of counsel satisfactory to the Company to such effect, all certificates representing Common Shares will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS”.

The Company covenants and agrees that all Common Shares which may be issued upon the exercise of the rights represented by this Warrant Certificate will, upon issuance, be fully paid and non-assessable and free of all liens, charges and encumbrances.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant Certificate.

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT CERTIFICATE:

1.  Adjustment of Subscription and Purchase Rights.  The original purchase price in effect and the number and type of securities purchasable under the Warrants at any date shall be subject to adjustment from time to time as follows:

(a)
If and whenever at any time prior to the Expiry Time, the Company shall (i) subdivide or redivide the outstanding Common Shares into a greater number of shares, (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of shares, or (iii) issue Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, the exercise price in effect on the effective date of any such event shall be adjusted immediately after such event or on the record date for such issue of Common Shares by way of stock dividend, as the case may be, so that it shall equal the amount determined by multiplying the purchase price in effect immediately prior to such event by a fraction, of which the numerator shall be the total number of Common Shares outstanding immediately prior to such event and of which the denominator shall be the total number of Common Shares outstanding immediately after such event; and the number of Common Shares which the holder is entitled to purchase upon exercise of each Warrant shall be adjusted at the same time by multiplying the number by the inverse of the aforesaid fraction; such adjustments shall be made successively whenever any event referred to in this subsection (a) shall occur; any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares immediately after such event under this subsection (a) and subsection (e) of this Section.

Exhibit C - 3

(b)
If and whenever at any time prior to the Expiry Time, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of the outstanding Common Shares, entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per share (or having a conversion or exchange price per share) less than 95% of the Current Market Price on such record date, the purchase price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the purchase price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the convertible or exchangeable securities so offered are convertible or exchangeable); and the number of Common Shares which the holder is entitled to purchase upon exercise of each Warrant shall be adjusted at the same time by multiplying the number by the inverse of the aforesaid fraction; any Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the purchase price shall then be re-adjusted to the exercise price which would then be in effect based upon the number and aggregate price of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

(c)
If and whenever at any time prior to the Expiry Time, the Company shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of: (i) shares of any class other than Common Shares, other than shares distributed to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of such shares in lieu of Dividends Paid in the Ordinary Course on the Common Shares and other than the issue of Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, or (ii) subject to paragraph 1(b), rights, options or warrants (excluding rights exercisable for 45 days or less) or (iii) evidence of its indebtedness, or (iv) assets (excluding Dividends Paid in the Ordinary Course), including shares of other corporations, then, in each such case, the purchase price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the purchase price in effect on such record date by a fraction, of which the numerator shall be  the greater of:  (i) one; and (ii) the total number of Common Shares outstanding on such record date multiplied by the Current Market Price per Common Share on such record date, less the fair market value (as determined by the board of directors of the Company, acting reasonably, which determination, absent manifest error, shall be conclusive) of such shares or rights, options or warrants or evidences or indebtedness or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price per Common Share; and the number of Common Shares which the holder is entitled to purchase upon exercise of each Warrant shall be adjusted at the same time by multiplying the number by the inverse of the aforesaid fraction; any Common Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that such distribution is not so made, the exercise price shall be re-adjusted to the exercise price which would then be in effect if such record date had not been fixed or to the exercise price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be, and in clause (iv) the term “Dividends Paid in the Ordinary Course” shall include the value of any securities or other property or assets distributed in lieu of cash Dividends Paid in the Ordinary Course.

Exhibit C - 4

(d)
If and whenever at any time prior to the Expiry Time, there is a reclassification of the Common Shares at any time outstanding or a change of the Common Shares into other shares or a capital reorganization of the Company not covered in subsection (a) of this section or a consolidation, amalgamation or merger of the Company with or into any other corporation or a sale of the property and assets of the Company as or substantially as an entirety to any other person, a holder holding Warrants represented by this Warrant Certificate which have not been exercised prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, merger or sale shall thereafter, upon the exercise of such Warrants, be entitled to receive and shall accept in lieu of the number of Common Shares, as then constituted, to which the holder was previously entitled upon exercise of the Warrants, but for the same aggregate consideration payable therefore, the number of shares or other securities or property of the Company or of the corporation resulting from such reclassification, consolidation, amalgamation or merger or of the person to which such sale may be made, as the case may be, that such holder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, merger or sale of, on the effective date thereof, as if the holder had been the registered holder of the number of Common Shares to which the holder was previously entitled upon due exercise of the Warrants; and in any case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Warrant Certificate with respect to the rights and interests thereafter of the holders of the Warrants to the end that the provisions set forth in this Warrant Certificate shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares or securities or property to which the holder may be entitled upon the exercise of such Warrants thereafter.

(e)
The adjustments required under the terms of this Warrant Certificate upon the occurrence of any of the events referred to herein shall become effective immediately after a record date for such event, and the Company may defer, until the occurrence of such event, issuing to the holder of any Warrants exercised after such record date and before the occurrence of such event the kind and amount of shares, other securities or property to which it would be entitled upon such exercise by reason of the adjustment required by such event; provided, however, that the Company shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive the kind and amount of shares, other securities or property to which it would be entitled upon the occurrence of the event requiring such adjustment and the right to receive any distributions made or declared in favour of holders of record of Common Shares as constituted from time to time on and after such date as the holder would, but for the provisions of this subsection (e), have received, or become entitled to receive, on such exercise.

(f)
The adjustments provided for in this Warrant Certificate are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Warrant Certificate provided that, notwithstanding any other provision of this Section, no adjustment of the purchase price or number of Common Shares, as then constituted, purchasable shall be required unless such adjustment would require an increase or decrease, of at least 1% in the purchase price or the number of Common Shares, as then constituted, purchasable then in effect; provided however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(g)
In the event of any question arising with respect to the adjustments provided in this Warrant Certificate, such question shall, absent manifest error, be conclusively determined by a firm of chartered accountants appointed by the Company (who may be the auditors of the Company) and acceptable to the holder, acting reasonably, with the assistance of legal counsel, who may be legal counsel to the Company; such accountants shall have access to all necessary records of the Company and such determination shall be binding upon the Company and the holder.

Exhibit C - 5

2.  Definitions.

In this Warrant Certificate:

(a)
“Current Market Price” per Common Share or Participating Share at any date shall be the closing price per share for such shares on a day before such date on OTCBB (or if the Common Shares are not listed on such stock exchange, on such other exchange on which the Common Shares are listed as may be selected for such purpose by the directors of the Company, or if the Common Shares are not listed on any stock exchange, then on the over the counter market);

(b)
“Common Shares” means the Company’s presently authorized common voting shares without par value and shall also include any other authorized classes of shares in the capital of the Company which do not have special rights and restrictions attaching fixed dividends thereto and limiting the participation of holders of shares of such classes in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company;

(c)
“Dividends Paid in the Ordinary Course” means cash dividends declared payable on the Common Shares in any fiscal year of the Company to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:  (i) 50% of the retained earnings of the Company at the end of the immediately preceding fiscal year; (ii) 150% of the aggregate amount and/or value of dividends declared payable by the Company on the Common Shares in its immediately preceding fiscal year; and (iii) 100% of the net earnings of the Company, before extraordinary items, for its immediately preceding fiscal year (versus the amount or value of all dividends paid or payable in respect of such fiscal year which credited net earnings) to be as shown in the audited consolidated financial statements of the Company for such preceding fiscal year or, if there are no audited financial statements with respect to such period, computed in accordance with generally accepted accounting principles consistent with the applications made in preparation of the most recent audited consolidated financial statements of the Company, and for such purpose the amounts of any dividend paid in shares shall be the aggregate deemed issue price of such shares and the amount of any dividend paid in other than cash or shares shall be the fair market value of such dividend as declared by resolution passed by the board of directors of the Company; and

3.  Restriction on Exercise.   Notwithstanding any other provision hereof, no Holder shall exercise these Warrants, if as a result of such conversion the holder would then become a “beneficial owner” (as determined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 4.99% of the issued and outstanding Common Stock.  For greater certainty, the Warrants shall not be exercisable by the Holder or redeemed by the Company, if, after giving effect to such exercise, the holder of such securities, together with its affiliates, would in aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 4.99% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise; provided, however, that upon a holder of these Warrants providing the Company with a Waiver Notice that such holder would like to waive the provisions of this paragraph 3 with regard to any or all shares of Common Stock issuable upon exercise of these Warrants, this paragraph 3 shall be of no force or effect with regard to those shares of Common Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of these Warrants.

4.  No Rights of Shareholders.  The Warrants shall not entitle the holder to any rights as a shareholder of the Company, including without limitation, voting rights.

5.  Transferability.  The Holder agrees that it will not transfer, hypothecate, sell, assign, pledge or encumber any Warrants or Warrant Shares unless such securities are registered under the U.S. Securities Act and registered or qualified under any applicable state securities laws or such transfer is effected pursuant to an available exemption from registration.  Transfer of the Warrants can be undertaken by delivery of the Warrant Transfer Form, attached as Appendix B hereto, to the Company at the Company’s offices.  The Company undertakes to use commercially

Exhibit C - 6

reasonable efforts to effect such transfer and issue a Warrant Certificate in the name of the transferee within 3 business days of receipt thereof.  The Company reserves the right to refuse to transfer any Warrant if such transfer would be in violation of any securities laws, including but not limited to the U.S. Securities Act.

6.  Reporting Issuer. So long as the Warrants evidenced by this Warrant Certificate remain outstanding, the Company covenants that it shall do or cause to be done all things necessary to maintain its status as a reporting issuer not in default with the United States Securities and Exchange Commission.

7.  New Certificate.  This Warrant Certificate is exchangeable, upon the surrender hereof by the holder to the Company, for a new Warrant Certificate of like tenor representing in the aggregate the right to subscribe for and purchase the number of Common Shares which may be subscribed for and purchased hereunder, each of such new Warrant Certificates to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by the holder at the time of such surrender.

8.  Loss, Mutilation, Destruction or Theft of Warrants.  In case this Warrant Certificate shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law, shall issue and deliver a new Warrant Certificate representing the Warrants of like date and tenor as the one mutilated, lost, destroyed or stolen upon surrender of and in place of and upon cancellation of the mutilated Warrant Certificate or in lieu of and in substitution for the lost, destroyed or stolen Warrant Certificate.  The applicant for the issue of a new Warrant Certificate representing the Warrants pursuant to this Section shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company, acting reasonably, and the applicant may also be required to furnish an indemnity in amount and form satisfactory to the Company, acting reasonably, and shall pay the reasonable charges of the Company in connection therewith.

9.  Governing Law.  The Warrants evidenced hereby shall be governed by and construed in accordance with the laws of the State of Washington.

10.  Time.  Time shall be of the essence hereof.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed by a duly authorized officer as of the ____ day of February, 2011.

Black Tusk Minerals Inc.

Per: ____________________________ Authorized Signatory

Exhibit C - 7

APPENDIX “A”

EXERCISE FORM

TO:           BLACK TUSK MINERALS INC

The undersigned hereby exercises the right to purchase and hereby subscribes for ____________ Common Shares in the capital of BLACK TUSK MINERALS INC. (the “Company”) (or such number of other securities or property to which this Warrant entitles the undersigned in lieu thereof or in addition thereto under the provisions of the attached Warrant Certificate).

In connection with this exercise, the undersigned hereby (check one):

_____1.
represents to the Company that (i) at the time of exercise of this Warrant the undersigned is not within the United States, (ii) the undersigned is not exercising this Warrants for the account or benefit of a U.S. Person or person in the United States, and (iii) the delivery of the underlying Common Shares will not be to an address in the United States;

_____2.
represents to the Company that (i) the undersigned is a U.S. Purchaser (as such term is defined in the subscription agreement pursuant to which the undersigned purchased this Warrant from the Company (the “Subscription Agreement”), (ii) the undersigned was the original subscriber for the Warrants from the Company, and (iii) the representations, warranties and covenants set forth in the Subscription Agreement are true and correct on the date of exercise of this Warrant, including specifically the representations and warranties in Schedule A to the Subscription Agreement; or

_____3.
confirms that the undersigned is tendering with this exercise form a written opinion of counsel satisfactory to the Company to the effect that the securities to be delivered upon exercise of this Warrant have been registered under the United States Securities Act of 1933, as amended, (the "U.S. Securities Act") and the securities laws of all applicable states of the United States or are exempt from such registration requirements.

 “United States” and “U.S. person” are as defined by Regulation S under the U.S. Securities Act.

The undersigned holder understands that unless the Common Shares issuable upon the exercise of the Warrants are registered under the 1933 Act and the securities laws of all applicable states of the United States and the undersigned has provided a written opinion of counsel satisfactory to the Company to such effect, the certificate representing the Common Shares issued upon exercise of this Warrant will bear the following restrictive legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS”.

Appendix A to Exhibit C - 1

If any Warrants represented by this Warrant certificate are not being exercised, a new Warrant certificate will be issued and delivered with the Common Share certificates.

Please issue a certificate for the Common Shares being purchased as follows in the name of the undersigned.

DATED at ______________________________ this _________ day of _________________, ______.

Signature Witnessed (see instructions to Warrantholders)	Signature of Warrantholder (to be the same as appears on the face of this Warrant Certificate) or authorized signing officer if a corporation
Name of Warrantholder:

Address (please print):

Appendix A to Exhibit C - 2

APPENDIX “B”

WARRANT TRANSFER FORM

TO: BLACK TUSK MINERALS INC. Dated ___________ ___, _____

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto_____________________________(the "Assignee"),

(please type or print in block letters)

(insert address)

its right to purchase up to __________ shares of Common Stock represented by these Warrants and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Signature:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES.

To be completed by transferee.

In connection with this transfer: (check one):

______
The undersigned transferee hereby certifies that (i) it is not a U.S. Person and was not offered the Warrants while in the United States and did not execute this certificate while within the United States, (ii) it is not acquiring any of the Warrants represented by this Warrant Certificate by or on behalf of any U.S. person or person within the United States, and (iii) it has in all other respects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the “US Securities Act”), or any successor rule or regulation of the United States Securities and Exchange Commission as presently in effect.

______
The undersigned transferee is delivering a written opinion of U.S. counsel to the effect that this transfer of Warrants has been registered under the U.S. Securities Act or are exempt from registration thereunder.

                       Signature:

Appendix B to Exhibit C - 1

APPENDIX “C”

INSTRUCTIONS TO WARRANTHOLDERS

TO EXERCISE:

To exercise Warrants, the Warrantholder must complete, sign and deliver the Exercise Form, attached as Appendix A and deliver the Warrant Certificate(s) to Black Tusk Minerals Inc. (the “Company”) at the address set forth below indicating the number of Common Shares to be acquired.  In such case, the signature of such registered holder on the Exercise Form must be witnessed.

GENERAL:

For the protection of the holder, it would be prudent to use registered mail if forwarding documents by mail.

If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must also be accompanied by evidence of authority to sign satisfactory to the Company.

The address of the Company is:
Black Tusk Minerals Inc..
7425 Arbutus Street
Vancouver, British Columbia, V6P 5T2
Fax: 604-689-3454
Attn:  Gavin Roy

Appendix C  to Exhibit C - 1